                                                       EXHIBIT A


----------------------------------------------   -------------------   ----------------------  ------------------------
NAME OF FUND                                         EXPENSE CAP           EFFECTIVE DATE          EXPENSE CAP TERM
                                                   (OF AVERAGE NET
                                                       ASSETS)
----------------------------------------------   -------------------   ----------------------  ------------------------
First Trust Dow Jones Select MicroCap                   0.60%             December 6, 2010           May 19, 2017
Index(sm) Fund
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First Trust Morningstar(R) Dividend                     0.45%            December 20, 2010           May 19, 2017
Leaders(sm) Index Fund
----------------------------------------------   -------------------   ----------------------  ------------------------
First Trust Nasdaq-100 Equal Weighted                   0.60%             December 6, 2010           May 19, 2017
Index(sm) Fund
----------------------------------------------   -------------------   ----------------------  ------------------------
First Trust Nasdaq-100 Technology Sector                0.60%             December 6, 2010
Index(sm) Fund                                                                                       May 19, 2017
----------------------------------------------   -------------------   ----------------------  ------------------------
First Trust US IPO Index Fund                           0.60%             January 3, 2011            May 19, 2017
----------------------------------------------   -------------------   ----------------------  ------------------------
First Trust NYSE Arca Biotechnology Index               0.60%             January 3, 2011
Fund                                                                                                 May 19, 2017
----------------------------------------------   -------------------   ----------------------  ------------------------
First Trust Capital Strength ETF                        0.65%             January 3, 2011            May 19, 2017
----------------------------------------------   -------------------   ----------------------  ------------------------
First Trust Dow Jones Internet Index(sm) Fund           0.60%             December 6, 2010
                                                                                                     May 19, 2017
----------------------------------------------   -------------------   ----------------------  ------------------------
First Trust Nasdaq-100 Ex-Technology Sector             0.60%             December 6, 2010
Index(sm) Fund                                                                                       May 19, 2017
----------------------------------------------   -------------------   ----------------------  ------------------------
First Trust Nasdaq(R) Clean Edge(R) Green               0.60%             January 3, 2011            May 19, 2017
Energy Index Fund
----------------------------------------------   -------------------   ----------------------  ------------------------
First Trust Total US Market AlphaDEX ETF (fka
First Trust Value Line(R) Equity Allocation             0.70%             December 6, 2010           May 19, 2017
Index Fund)
----------------------------------------------   -------------------   ----------------------  ------------------------
First Trust Value Line(R) Dividend Index Fund           0.70%             January 3, 2011
                                                                                                     May 19, 2017
----------------------------------------------   -------------------   ----------------------  ------------------------
First Trust S&P REIT Index Fund                         0.50%             December 6, 2010           May 19, 2017
----------------------------------------------   -------------------   ----------------------  ------------------------
First Trust ISE-Revere Natural Gas Index Fund           0.60%             January 20, 2011
                                                                                                     May 19, 2017
----------------------------------------------   -------------------   ----------------------  ------------------------
First Trust ISE Water Index Fund                        0.60%             December 6, 2010           May 19, 2017
----------------------------------------------   -------------------   ----------------------  ------------------------
First Trust ISE Chindia Index Fund                      0.60%             January 3, 2011            May 19, 2017
----------------------------------------------   -------------------   ----------------------  ------------------------
First Trust Value Line(R) 100 Exchange-Traded           0.70%             January 3, 2011
Fund                                                                                                 May 19, 2017
----------------------------------------------   -------------------   ----------------------  ------------------------
First Trust Nasdaq(R) ABA Community Bank Index          0.60%             January 3, 2011
Fund                                                                                                 May 19, 2017
----------------------------------------------   -------------------   ----------------------  ------------------------